Exhibit 10.20 (g)

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SALES AND SERVICE AGREEMENT

This Sales and Service Agreement (“Agreement”) is entered into as of September 1, 2014 by Boston Whaler, Inc. (“Boston Whaler” or “Company”) MarineMax, Inc. (“MarineMax”), and MarineMax Northeast, LLC (“Dealer”), in consideration of the mutual covenants contained in this Agreement, and subject to and incorporating herein the Sales and Service Agreement Terms and Conditions attached hereto. Pursuant to this Agreement, Company hereby appoints Dealer through its Dealer Locations identified in Exhibit A as its dealer for the sale of Products in the Territory identified in such Exhibit. Dealer represents and warrants to Company that MarineMax East, Inc. is the direct parent of Dealer and MarineMax, Inc. is the sole and exclusive parent of MarineMax East, Inc.

DEFINED TERMS

In this Agreement, the following words and expressions that are not defined elsewhere in this Agreement shall have the following meaning, except where the context requires otherwise:

Dealer and Dealer’s Principal Address: MarineMax Northeast, LLC, 2600 McCormick Drive, Suite 200, Clearwater, Florida 33759

Dealer Location: Each Dealer facility as listed on Exhibit A attached hereto.

Territory: Identified for each Dealer Location in attached Attachment 1 to Exhibit A

Product(s): Full line of Boston Whaler Boats (Including related parts and accessories)

Performance Standards: See attached Exhibit B.

Term: The Term of this Agreement shall be September 1, 2014 to August 31, 2017, provided however that, except as otherwise provided below or in Section 16 of this Agreement, at the end of each twelve (12) month period of the Term, the Term of this Agreement shall be extended by another twelve (12) month period so that the Term of this Agreement remains three (3) years. Notwithstanding the above, (i) either party may provide written notice to the other no less than one hundred and twenty (120) days before the end of any twelve (12) month period that it will not agree to an additional extension due to the failure by such other party to remedy a material breach of this Agreement following written notice thereof and the expiration of the applicable cure period without cure or failure to reach agreement through good faith efforts to do so by the parties and (ii) on or within sixty (60) days after the fourth (4th) anniversary of this Agreement, either party may provide written notice to the other party to terminate this Agreement effective at the end of the then current contract year (i.e., August 31, 2019). If neither party provides notice to terminate this Agreement on or within sixty (60) days after the fourth (4th) anniversary as described above, this Agreement will automatically renew for two (2) year terms beginning on the fifth (5th) anniversary, unless otherwise terminated pursuant to this Agreement; provided that on

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or within sixty (60) days after the first (1st) year of any such two (2) year renewal term, either party may provide written notice to the other party to terminate this Agreement effective as of August 31 of the then current contract year.

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IN WITNESS WHEREOF, Company, MarineMax and Dealer have executed this Agreement and the parties and the individual(s) signing for each party respectively below represent and warrant that the individual(s) signing this Agreement is(are) duly authorized to do so.

Boston Whaler, Inc.	MarineMax, Inc.

By:	By:
Title:	Title:
Date:	Date:

MarineMax Northeast, LLC

By:
Title:
Date:

MarineMax East, Inc.

By:
Title:
Date:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SALES AND SERVICE AGREEMENT

TERMS AND CONDITIONS

1. Appointment of Dealer: Boston Whaler hereby appoints Dealer as a dealer for the retail sale, display, and servicing of all Boston Whaler product(s), parts and accessories (hereinafter “Product” or “Products”) as identified in the Defined Terms and subject to Boston Whaler’s then current policies and programs applicable to all domestic Boston Whaler dealers selling comparable Products, from the authorized Dealer Location(s) identified in the attached Exhibit A, which Products shall be purchased only from Boston Whaler or an authorized Boston Whaler dealer located in the country in which Dealer is located. Dealer Locations are set forth in the Defined Terms and Exhibit A.

During the Term of this Agreement, Boston Whaler shall not appoint other dealers to sell Products from a dealer location within the Territory set forth in the Defined Terms; provided, however, that (i) Boston Whaler reserves the right to modify the Territory or appoint other dealers to sell, display and service Product from dealer locations within the Territory at any time if Dealer closes a Dealer Location without prior written notice to Boston Whaler and prior written approval thereof by Boston Whaler, which approval shall not be unreasonably withheld upon a review by Boston Whaler of Dealer’s abilities to perform the Agreement obligations and as further provided in Section 2, and (ii) Boston Whaler shall have the right to appoint other dealers to sell, display and service Product from dealer locations within the applicable Territory to replace Dealer Locations to which this Agreement no longer applies as a result of the termination of this Agreement as to a specific Dealer Location pursuant to this Section 1 or Section 16 hereof. In addition, notwithstanding the provisions of Section 16D of this Agreement, Boston Whaler shall have the right to appoint other dealers to sell, display and service Product from dealer locations in Dealer’s Territory (related to the applicable Dealer Location(s)) if a Dealer Location (i) sells, displays, or advertises products that are competitive with the Products (other than products of another Brunswick Corporation brand), including without limitation, products of Scout, Grady White, Everglades, Edgewater, or Pursuit, (ii) is failing to meet the Performance Standards for reasons other than failure by Boston Whaler to have Product available for purchase, and (iii) does not cure its failure to meet the Performance Standards within sixty (60) days (or six (6) months, if applicable, as referenced below) after written notice of the same from Boston Whaler and good faith efforts by the parties to agree on an appropriate cure during such time period. For purposes of the previous sentence, for those matters related to which a cure cannot be completed within the sixty (60) day time period, Dealer shall have up to six (6) months from the written notice from Boston Whaler to complete the cure, so long as Dealer begins good faith efforts to cure during the initial sixty (60) day time period and continues such efforts during the six (6) month time period.

Provided that similar restrictions apply to all domestic Boston Whaler dealers selling comparable Products, Dealer shall not sell, advertise, solicit for sale or offer for resale Products outside of the Territory except as otherwise provided by Boston Whaler’s Advertising Policy or other applicable policy. Dealer may advertise in recognized and established marine publications with cross-territorial distribution provided that when Dealer does so, it specifically identifies its authorized locations as defined in this Agreement and complies with Boston Whaler’s Advertising Policy. Boston Whaler reserves the right in

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

its sole discretion to monitor or otherwise enforce its policies and procedures applicable to all domestic Boston Whaler dealers and will do so on a fair and equitable basis. There are no third party beneficiary rights to such policies and procedures or this Agreement or other dealer agreements.

Boston Whaler reserves the right to make sales or provide service in the Territory based upon legitimate business purposes and to appoint other dealers or service providers to sell, display, and/or service products, from any other location outside the Territory. Boston Whaler may also display Products within the Territory for general display and promotional purposes.

Boston Whaler shall have the right to adopt and modify policies and programs related to the Products from time to time in its sole discretion and in accordance with its own reasonable business judgment and it will enforce such policies and programs on a fair and equitable basis. Dealer agrees to comply with such policies and programs following receipt of notice thereof from Boston Whaler, including without limitation, through inclusion in Boston Whaler’s Dealer Manual and/or Programs.

2. Location: Dealer shall sell at retail, display, and service Products only at and from the authorized Dealer Location(s) referenced in Exhibit A, as may be amended from time to time as provided herein. Dealer Location(s) are both sales and service unless otherwise specified in writing. Dealer shall concentrate its sales, display and service efforts within the designated Territory.

Dealer shall not delete, change, or add to the above Dealer Location(s) without the prior written consent of Boston Whaler, which consent shall not be unreasonably withheld, and Boston Whaler may consider any relevant factors and consequences as part of the approval process, including but not limited to the Dealer’s qualifications and abilities to perform the Agreement obligations from the proposed Dealer Location, the effect such a grant would have on the resulting Territory configuration and adjacent Boston Whaler dealer sales, the Dealer’s financial capabilities to successfully operate the business from the Dealer Location, and whether the Dealer will have adequate personnel to manage the business at the Dealer Location. Dealer shall not, directly or indirectly, sell Products for use by or to a purchaser located outside of the country in which the Dealer is located, and shall not sell Products to a third party who Dealer knows or should know will resell the Products outside of the country in which the Dealer is located. Dealer shall not sell to others for the purpose of resale without the prior written consent of Boston Whaler. Dealer shall not utilize the services of a broker or similar agent to sell Product unless such broker is an affiliated third party of Dealer that is located within the Territory, consummates the sale of any Product in concert with Dealer and pursuant to Dealer’s standard practices, and otherwise complies with the requirements of this Agreement. Dealer agrees to provide appropriate facilities and to assume full and complete managerial authority and responsibility for the service of the Products at and from those Dealer Location(s) specified in this Agreement and for the display and retail sale of the Products at and from each Dealer Location. Additionally, Dealer may engage in temporary off-site display and sales activity within the Territory.

3. Responsibilities of the Parties:

3.1 Dealer’s Responsibilities:

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Dealer agrees to:

A. Devote its best efforts to aggressively promote, display, advertise and sell Products at each Dealer Location and in the Territory in accordance with the terms of this Agreement and all applicable federal, state and local laws. Dealer shall display and utilize at each Dealer Location signs, graphics and image elements with Boston Whaler’s Identification as defined herein, subject to approval by Boston Whaler, that will positively reflect the Boston Whaler image and promote the retail sale of the Products.

B. Achieve the performance standards set forth as follows and in the related Exhibit B (collectively, “Performance Standards”) for each Dealer Location. Boston Whaler, in collaboration with Dealer, will establish fair and reasonable Performance Standards for each of the Dealer Locations under this Agreement which Performance Standards shall be established in a manner similar to those applied to domestic Boston Whaler dealers. Performance Standards shall include minimum requirements relating to inventory stocking levels, provision of annual sales forecasts, submission of orders pursuant to the terms of Boston Whaler’s then current buying program, unit retail sales based on Product registrations for Products in each Dealer Location, customer satisfaction (e.g., Net Promoter Scores) and Product marketing support. Boston Whaler, in collaboration with Dealer, will establish the Performance Standards taking into consideration factors such as population, sales potential, market share percentage of the Products sold in the Territory as compared to competitive products sold in the Territory, product availability, economic conditions in the Dealer Location(s) and Territory, competition from other marine dealerships in the area, past sales history, historical Product mix and stocking practices, existing Product Inventory, adequacy and ability of the Products to meet customer demand in the Territory, number of locations, and any special circumstances that may affect the sale of Products or the Dealer. The Performance Standards for the first Product Model Year of this Agreement are agreed to and identified in Exhibit B. Boston Whaler, in collaboration with Dealer, will, in subsequent years, substitute the updated and amended Performance Standards for the current Exhibit B. The Performance Standards on Exhibit B will continue to apply until replaced with updated and amended Performance Standards.

C. Maintain at each Dealer Location (unless a sales location only, and then service shall be provided at another Dealer Location) a service department that Dealer agrees to staff, train, and equip to promptly and professionally service Products; and to maintain at each Dealer Location parts and supplies to properly service Products on a timely basis.

D. Perform any and all necessary Product rigging, installation, and inspection services prior to delivery to the purchaser as required by Boston Whaler’s current written policy applicable to domestic Boston Whaler dealers and perform post-sale service of all Products originally sold by Dealer and brought to Dealer for service. Dealer will be required to provide or arrange for warranty and service work for Product regardless of the selling dealer of the Product or condition of sale. Boston Whaler will exercise reasonable efforts as to this Section 3.1D. to address circumstances in which another dealer has made a sale to an original retail purchaser who permanently resides within Dealer’s Territory where such sale is contrary to the terms of the selling dealer’s Sales and Service Agreement. Dealer will provide appropriate instructions to purchasers on how to obtain warranty and service work from the Dealer. Dealer will secure all Product inventory against weathering and other damage, and maintain inventory in a like new and unused condition.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

E. Furnish each Product purchaser with Boston Whaler’s limited warranty on new Products and with information and training as to the safe and proper operation and maintenance of the Product.

F. Complete and submit Boston Whaler’s Product registration card (or applicable electronic form) and In-Service Checklist promptly upon delivery of the Products to the purchaser and assist Boston Whaler in performing Product defect and recall campaigns. In the event Dealer fails to return the card or submit the other documentation to Boston Whaler as required, Dealer shall indemnify Boston Whaler against any liability, loss, or damage which Boston Whaler may sustain directly as a result of such failure.

G. Maintain complete Product sales, warranty and service records, and report to Boston Whaler upon request the name and address of each Product purchaser to the extent required by applicable law. Dealer further agrees to provide Boston Whaler with access to its applicable books and records at reasonable times and upon reasonable prior notice to verify the accuracy of information submitted for participation and eligibility in promotions and other programs.

H. [Intentionally omitted.]

I. Submit to Boston Whaler upon request any additional information or clarifying information regarding Dealer’s financial statements and allow full and open disclosure of financial information concerning Dealer between Boston Whaler and any financial institution or company which may finance or propose to finance all or part of Dealer’s Product inventory.

J. Conduct business in a manner that preserves and enhances the reputation and goodwill of both Boston Whaler and Dealer for providing quality products and services, and refrain from using any false, misleading or deceptive advertising. Submit truthful and accurate statements, reports and information to Boston Whaler and any financial institution financing or proposing to finance Dealer’s Product inventory or any purchaser.

K. Maintain an ability to purchase Product inventory for each Dealer Location via flooring and/or self-financing that is customary to carry on hand and display Boston Whaler’s current Product models as indicated in the Defined Terms and the performance standards set forth herein.

L. [Intentionally omitted.]

M. Use its best efforts to maintain and improve scores or other customer satisfaction rating (e.g., Net Promoter Scores) in compliance with the Performance Standards for such applicable ratings.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

N. Comply with those Dealer obligations that may be imposed or established by Boston Whaler applicable to all domestic Boston Whaler Dealers including but not limited to those included in Boston Whaler’s policies and programs and Boston Whaler’s Advertising Policy.

O. Maintain a financial condition which is adequate to satisfy and perform its obligations under this Agreement.

P. Provide prior written notice to Boston Whaler if Dealer desires to make any material change in Dealer’s financing of its Product inventory or business and give Boston Whaler sufficient time to discuss and review with Dealer the effect of the proposed change.

Q. Notify Boston Whaler of the addition or deletion of any Dealer Location(s) which notification Dealer agrees shall not be deemed a consent by Boston Whaler to such a proposed change.

R. Provide Boston Whaler with prior notice of any proposed appointment of sub-dealers. All appointments of authorized sub-dealers are subject to prior written approval by Boston Whaler (“Authorized Sub-dealers”). Dealer will set its own resale price to Authorized Sub-dealers and assume all risk of non-payment by the Authorized Sub-dealers. The Authorized Sub-dealers are not parties to any agreement between Boston Whaler and Dealer and Dealer will ensure that the Authorized Sub-dealers do not take any actions that violate any policies and programs of Boston Whaler or are inconsistent with the terms of this Agreement. Dealer is responsible for any losses incurred by Boston Whaler as a result of Authorized Sub-dealer’s performance including, but without limitation, Authorized Sub-dealer’s failure to pay Boston Whaler for any Product or to pay any financial institution that finances Products purchased by the Authorized Sub-dealers. Dealer will not enter into any agreement with Authorized Sub-dealers that is inconsistent with the terms and conditions of this Agreement.

S. Notify Boston Whaler in writing of the applicable brand and boat type at least ninety (90) days before Dealer begins to sell, display or advertise a new boat brand.

3.2 Company Responsibilities:

Company Agrees to:

A. Sell Products to Dealer in accordance with Company’s then-current terms and conditions of sale applicable to domestic Boston Whaler dealers, limited warranties, and the price list published from time to time by Company, less any applicable discounts allowed by Company’s programs applicable to Dealer and consistent with the provisions of Section 5 hereof. Company shall have the right to modify its terms and conditions of sale, limited warranties, price lists and programs from time to time in its sole discretion and in compliance with the terms of this Agreement; provided, however, that Company will provide reasonable prior written notice to Dealer after the beginning of the Model Year of such modifications and that changes in the limited warranty and pricing will apply only to future retail purchases. Company will make available its current policies and programs in electronic format or in a manual or other format Company deems appropriate. Dealer should contact Company for a copy of the policies and programs if it does not have access to or did not receive a copy.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

B. Provide to Dealer reasonable quantities of catalogs, specification sheets, and other advertising, merchandising or promotional material to assist Dealer in the sale of Products as Company deems appropriate.

C. Make available to Dealer in electronic format or otherwise reasonable quantities of parts books, warranty claim forms, order forms or procedures, maintenance and service manuals and other materials of a technical nature as Company deems appropriate.

D. Furnish Dealer with written instructions and/or policies for the use of trademarks, trade names, logos and other trade designations of Company that correspond to the Products as Company deems appropriate.

E. Furnish a Limited Warranty for the Products and provide warranty support and process warranty claims in accordance with Company’s warranty policy, which may be modified from time to time by Company in its sole discretion. Company shall notify Dealer of changes to Company’s warranty policy and make available current versions of its warranty policy to Dealer.

F. Promote sales of the Products via the Internet and other marine related publications or by other means as Company deems appropriate.

G. Ship parts related to the Products in accordance with Company’s policy on shipping parts.

H. Accept payment for Product and credit Dealer’s account within a reasonable time.

I. Furnish detailed invoices upon shipment and periodic statements thereafter, provide prompt communication regarding account status upon request, and administer credit policies in a non-discriminatory manner.

J. Identify Dealer’s name and address in listing of authorized dealers on Company’s website dealer locator (if available). Company reserves the right to create, update and modify such a website locator from time to time in its sole discretion.

K. Provide reasonable technical assistance and procedures for handling of technical questions of Dealer related to the Products.

L. Maintain communication channels in order to receive Dealer feedback from time to time.

M. Provide reasonable consultative assistance to Dealer for operational, sales and customer service support as Company deems appropriate.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

N. Provide reasonable supportive informational materials for new models of Products as Company deems appropriate.

O. Provide owner’s manual for Products and similar materials for other components or accessories that are made available to Company.

P. Supply Dealer with proper quantities of Product consistent with Boston Whaler’s quality standards to allow Dealer to meet the Performance Standards set forth in Section 3.1.B.

Q. Provide Dealer with two (2) seats on Boston Whaler’s concept review teams to consult with Boston Whaler regarding the Products and, at least annually, conduct a portfolio product review with appropriate Dealer managers.

4. Orders: Dealer agrees to submit orders to Boston Whaler in a manner and format prescribed by Boston Whaler, applicable to all domestic Boston Whaler dealers which orders shall be subject to Boston Whaler’s then current terms and conditions of sale which may be modified by Boston Whaler at any time for all domestic dealers as deemed reasonably necessary. Any order which does not comply with Boston Whaler’s terms and conditions need not be filled by Boston Whaler provided, however, that Boston Whaler shall promptly notify Dealer of such noncompliance. Any additional or different terms submitted by Dealer will be deemed rejected and will also be void and of no effect. Dealer cancellation of orders will be subject to Boston Whaler’s then current cancellation policy applicable to all domestic Boston Whaler dealers. All orders submitted by Dealer are subject to acceptance by Boston Whaler.

5. Prices: The Products sold to the Dealer by Boston Whaler shall be on the basis of price lists published by Boston Whaler from time to time for its domestic dealers, less any applicable discounts allowed by Boston Whaler’s programs. Boston Whaler shall have the right to revise the price lists or applicable discounts or programs applicable to all of its domestic dealers at any time and agrees to promptly notify Dealer of any such change. The Product prices charged to Dealer will be the lowest price then charged to other domestic dealers subject to Dealer meeting all the requirements and conditions of Boston Whaler’s applicable programs, and provided that Boston Whaler may in good faith, charge lesser prices to other dealers to meet existing competitive circumstances, for unusual and limited duration non-ordinary business circumstances, or for limited duration promotional programs. Boston Whaler shall have no obligation to reimburse Dealer for any loss which Dealer may sustain by reason of any change in price, program, or discount for which notice was provided in accordance herewith. Terms of payment will be as specified from time to time by Boston Whaler. Dealer will pay Boston Whaler the lesser of 1.5% late charges per month or the maximum permitted by applicable law on any past due invoice except as to any specific amount of an invoice that is disputed in good faith by the Dealer. Boston Whaler may refuse shipment for any credit reason, including Dealer’s failure to pay for a prior shipment or to pay any financial institution who finances Dealer’s purchases, or for Dealer’s failure to maintain its Product inventory in accordance with the terms of this Agreement. Boston Whaler shall immediately notify Dealer if Boston Whaler refuses shipment to Dealer so that Dealer has a reasonable opportunity to cure any issue. Dealer will reimburse Boston Whaler for all reasonable and necessary costs in collecting past due accounts, including attorney fees and court costs. Dealer hereby grants to

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Boston Whaler and Boston Whaler hereby retains a security interest in all Products sold to Dealer and all proceeds arising out of the sale of the Products until such Products are paid for in full. Dealer agrees to sign, file, authenticate, and authorize the signing, filing and authenticating by Boston Whaler of such financing statements and other documents and do such other acts, as Boston Whaler may request to establish and maintain a valid and protected security interest in the Products.

6. Shipments: All shipments of Products shall be made FOB the Boston Whaler factory designated by Boston Whaler, and title shall pass to Dealer at the time the Products or parts are tendered to the designated carrier or the Dealer or Dealer’s representative at the Boston Whaler factory. Dealer shall pay all applicable shipping, transportation, delivery, and handling charges for Products ordered. If Dealer fails to accept delivery of any Products ordered, other than material non-conforming Products that must be returned to Boston Whaler for repair, Dealer shall reimburse Boston Whaler for any costs incurred, including returning such Products to Boston Whaler. If Boston Whaler ships Products not ordered by Dealer, Dealer shall have the right to refuse delivery, in which event Boston Whaler shall pay all costs incurred in returning same to Boston Whaler. Shipments shall be subject to Boston Whaler’s production schedule and availability of materials or transportation equipment. No liability shall be sustained by Boston Whaler by reason of its not filling any order due to circumstances beyond its reasonable control such as, but not limited to, labor disputes, natural disasters, accidents to machinery, acts of God, acts of or threatened acts of war or terrorism, material shortages, regulations, demands for goods exceeding Boston Whaler’s available supply or any other cause beyond Boston Whaler’s control. In the event of any delay in delivery, failure to fill orders or other default or damage caused by any of the foregoing, Boston Whaler may, at its option and without liability, cancel all or any portion of the applicable orders to the extent affected by the event of force majeure and/or extend any date upon which performance is due hereinunder.

7. Risk of Loss: Risk of loss for Products ordered by Dealer shall pass to Dealer at the time the Products or parts are tendered to the designated carrier or the Dealer or Dealer’s representative at the Boston Whaler factory. Boston Whaler has instructions to insure Products on behalf of Dealer from the shipping point to the final delivery point unless otherwise agreed by the parties in writing. Dealer will be the loss payee on any claim. Boston Whaler will assist Dealer in the processing and collection of any claims against the carrier contracted by Boston Whaler. Notwithstanding the above, if Dealer or Dealer’s representative takes possession of Products at the Boston Whaler factory, Dealer assumes responsibility to insure the Products upon tender of the Products to Dealer or Dealer’s representative at the Boston Whaler factory.

8. Payment - Claims: All sales of Products to Dealer shall be paid for in advance by Dealer, unless otherwise agreed between Boston Whaler and Dealer in writing. All claims for shortage or damages or unacceptable Product shall be made pursuant to Boston Whaler’s then current policy on shipment damage and claims procedures applicable to all Boston Whaler domestic dealers. The failure of Dealer to give such notification as set forth in Boston Whaler’s then current shipment damage and claims procedures policy shall constitute a waiver of any such claim. Dealer shall cause to be paid or shall make reimbursement to Boston Whaler in full for any and all taxes, duties, or other charges imposed by federal, state, municipal, or other governmental authority upon Dealer’s purchase under this Agreement.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

9. Product Modification: Boston Whaler shall have the right to discontinue the sale of Products or to modify the design, specifications and components of Products at any time provided, however, that Boston Whaler shall notify Dealer, prior to shipment, of any major changes with respect to Products previously ordered by Dealer but not yet delivered, in which event Dealer shall have the right to terminate such order within five (5) business days after such notification by providing written notice to Boston Whaler. The failure to provide such timely written notification shall be deemed acceptance by Dealer of such changes.

10. Warranties and Limitation of Warranties and Liability:

10.1 Warranties: Dealer agrees to:

A. Sell Products only on the basis of Boston Whaler’s published applicable limited warranty and make no other warranty or representations concerning the limited warranty, express or implied, either verbally or in writing.

B. Display at each Dealer Location that Product warranty information required by applicable law and furnish and make known to the first-use purchaser at the time of delivery the appropriate operations and maintenance manual provided by Boston Whaler, instructional information for the use and operation of the Product consistent with the operations and maintenance manual, the Product installation instructions, if any, together with Boston Whaler’s written limited warranty, including all disclaimers and limitations thereto.

C. Subject to the terms of the applicable limited warranty, expressly inform the purchaser in writing that no Boston Whaler warranty applies if the Product is “used” unless Boston Whaler expressly authorizes such warranty in writing or the existing balance of the warranty is transferable and is transferred. No Product warranty shall apply if the design or material of the Product is substantially modified without the express authorization of Boston Whaler in writing.

D. Provide timely warranty service on all Product presented to Dealer by purchasers in accordance with Boston Whaler’s then current warranty service program applicable to all domestic Boston Whaler dealers selling comparable Products. Dealer agrees to make all claims for reimbursement under Boston Whaler’s warranty service program in the manner reasonably prescribed by Boston Whaler. Boston Whaler may revise its warranty service program from time to time, providing Dealer with written notification of all revisions, and those revisions will supersede all previous programs.

E. To verify the accuracy of the warranty claims submitted to Boston Whaler by Dealer and the service provided by Dealer with regard to such warranty claims, provide Boston Whaler with access to its applicable books and records, and provide such additional documentation which Boston Whaler may reasonably request. In the event Boston Whaler finds errors in the aggregate greater than 5% of reviewed claims submitted by Dealer Location and paid by Boston Whaler, Boston Whaler may calculate the percentage rate of error; and using that percentage rate of error, extrapolate the

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

amount owed to Boston Whaler for up to three (3) prior years of all paid claims made by Boston Whaler to Dealer at that Dealer Location. Within thirty (30) days of such notice of such amount, Dealer shall either pay the extrapolated amount to Boston Whaler or pay the cost of a full audit by Boston Whaler or Boston Whaler’s designee or at Dealer’s option and expense, a third party auditor reasonably acceptable to Boston Whaler and Dealer and pay to Boston Whaler that amount, if any, found to be owing to Boston Whaler as a result of such audit. Boston Whaler agrees to honor all legitimate warranty claims on Products when made by purchaser through Dealer in the manner reasonably prescribed by Boston Whaler. Boston Whaler shall respond to all proper and legitimate warranty claims submitted by Dealer within the time period described in the then current warranty policy applicable to domestic Boston Whaler dealers. Boston Whaler agrees to pay or credit all accepted and undisputed claims within thirty (30) days after receipt of all required documentation.

10.2 Limitation of Warranties and Liability.

EXCEPT AS SPECIFICALLY PROVIDED IN BOSTON WHALER’S PUBLISHED APPLICABLE LIMITED WARRANTY, BOSTON WHALER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO PRODUCTS, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR, NOR SHALL THE MEASURE OF DAMAGES INCLUDE, ANY AMOUNTS FOR LOST PROFITS, LOST SALES, OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR ANY REASON OR UPON ANY CAUSE OF ACTION, WHETHER SOUNDING IN TORT, CONTRACT OR ANY OTHER LEGAL THEORY.

11. Indemnification.

A. In order to obtain preferred boat show space at discounted rates for Dealers, Boston Whaler may contract with and agree to indemnify boat show sponsors and other related parties. Accordingly, Dealer shall defend, indemnify and hold harmless Boston Whaler, and any boat show sponsor which Boston Whaler has agreed to indemnify, from any and all claims, causes of action, and suits, including claims of negligence arising either directly or indirectly out of Dealer’s use of boat show space originally obtained by Boston Whaler.

B. Boston Whaler agrees to indemnify and hold harmless Dealer for losses, cost and expense to the extent such losses, cost or expense result from any third party claim related to (1) Boston Whaler’s negligent acts or omissions involving the original design or manufacture of any Product at the time it left Boston Whaler’s possession or control, or the repair of any Product performed by Boston Whaler, or (2) any breach of this Agreement by Boston Whaler. Boston Whaler, at its expense and through counsel of its own choosing, may defend any litigation that may arise out of any claims covered hereby, and Dealer agrees to cooperate at its own expense and provide Boston Whaler with any available information as may be reasonably necessary to such defense. In the event Boston Whaler elects not to defend any litigation that may arise out of any claims covered hereby, Boston Whaler will be responsible for Dealer’s reasonable attorney fees on a pro-rated basis to the extent such losses are subject to indemnification pursuant to this Agreement.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

C. Dealer agrees to indemnify and hold harmless Boston Whaler for losses, cost and expense to the extent such losses, cost or expense result from any third party claim related to (1) Dealer’s negligent acts or omissions involving Dealer’s improper application, use or repair of the Products, (2) statements or representations not specifically authorized by Boston Whaler, including warranties inconsistent with Boston Whaler’s standard limited warranty, and the installation of any after market components or any other modification or alteration to the Product, or (3) any breach of this Agreement by Dealer. Dealer, at its expense and through counsel of its own choosing, may defend any litigation that may arise out of any claims covered hereby, and Boston Whaler agrees to cooperate at its own expense and provide Dealer with any available information as may be reasonably necessary to such defense. In the event Dealer elects not to defend any litigation that may arise out of any claims covered hereby, Dealer will be responsible for Boston Whaler’s reasonable attorney fees on a pro-rated basis to the extent such losses are subject to indemnification pursuant to this Agreement.

D. The provisions in this Section 11 regarding indemnification do not apply to claims by third parties in which there has been a judicial determination that the indemnifying party does not have liability to the third party. The provisions in this Section 11 shall survive the expiration or termination of this Agreement.

12. Repossession or Repurchase of Product by Boston Whaler: Dealer shall be liable to and reimburse Boston Whaler for any and all losses or deficiencies on the sale or disposition of any Product purchased by Dealer pursuant to this Agreement which is repossessed or repurchased by Boston Whaler for any reason whatsoever, except as contemplated in Section 16G. Dealer shall also be liable for any and all discounts, volume rebates, or other sales incentives paid to Dealer on Product repurchased, and all reasonable attorney’s fees, court costs, and expenses incurred in connection with such repossession or repurchase. Dealer agrees to provide Boston Whaler, upon request, guarantees or other adequate security to cover any repurchase or financial obligations that Boston Whaler may assume in connection with Dealer’s flooring or financing.

13. Trademarks and Service Marks: Dealer acknowledges that Boston Whaler or its affiliated companies are the exclusive owners of various trademarks, service marks, trade designations, logos and trade dress (collectively “Identification”) which Boston Whaler uses in connection with Products and its business. Dealer is authorized to use Identification only in the manner prescribed by Boston Whaler, only in connection with the promotion and sale of Products, and only until the expiration or termination of this Agreement. Dealer shall not register or assist any other party to register any domain name that contains or closely resembles any Company Identification without first obtaining the prior written consent of Company. Dealer shall not use Identification in any unauthorized manner or in any manner that adversely reflects upon the reputation of Boston Whaler or in relation to any other matter that is a breach of this Agreement. Dealer shall not use Identification or advertise outside of the Territory to the extent prohibited by the terms of this Agreement, without Boston Whaler’s express written consent and shall comply with Boston Whaler’s Advertising Policy. Authorization shall not be interpreted as a license for use of Identification. Dealer acquires no proprietary rights with respect to Identification, and this authorization shall terminate simultaneously with the termination or expiration of this Agreement. In the event of expiration or termination of this Agreement, Dealer shall immediately

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

discontinue use of Identification in any way whatsoever and shall thereafter not use, either directly or indirectly, any Identification or any confusingly similar Identification in a manner likely to confuse, mislead, or deceive the public. Dealer may continue to use Identification for a reasonable period of time in the event Boston Whaler does not repurchase Dealer Product inventory as long as such Identification use remains subject to the terms of this Agreement, Boston Whaler’s Advertising Policy or any other written instructions provided by Boston Whaler to Dealer. Dealer agrees that any unauthorized use or continued use of Identification after the period of time allowed by this Section 13 shall constitute irreparable harm entitling Boston Whaler to seek equitable relief, including injunction and specific performance, without the necessity of posting bond or proving actual damages, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for such a breach by Dealer but shall be in addition to all other remedies available at law or equity to Boston Whaler.

14. [Intentionally omitted.]

15. No Agency Created: It is understood and agreed that Dealer is not, nor shall it at any time represent itself to be, the agent, employee, representative, partner, or franchisee of Boston Whaler for any purpose. Neither party shall enter into any contract or commitment in the name of or on behalf of the other party. Boston Whaler has no fiduciary duty to Dealer pursuant to this Agreement or the relationship between the parties. Dealer is not required to pay, and shall not pay, to Boston Whaler any fee for the right to purchase the Products or otherwise do business with Boston Whaler.

16. Term of Agreement - Termination:

A. The term of this Agreement shall be as set forth in the Defined Terms (the “ Term”) subject however to the provisions set forth in this Section 16 and in Section 18.

B. Subject to the provisions of Section 16F below, Boston Whaler may terminate this Agreement upon the giving of at least sixty (60) days prior written notice to Dealer if: (1) Dealer does not have an ability to purchase Products via flooring or self-financing; or (2) Dealer fails to meet its financial obligations as they become due to either Boston Whaler or lender(s) financing Products. Boston Whaler shall work in good faith with Dealer to try to resolve any differences between them prior to giving such 60-day notice of termination.

C. This Agreement may be terminated at any time by the mutual consent of the parties.

D. Subject to the provisions of Section 16F below, either party may elect to not extend the Term of this Agreement for another twelve (12) month period following expiration of the current twelve (12) month period of the Term as described in the Defined Terms in the event of the material breach or default of any of the material obligations, Performance Standards (as defined in Section 3.1B and Exhibit B), covenants, representations, warranties, or duties imposed herein or in Boston Whaler’s policies or programs applicable to domestic Boston Whaler dealers by either party. In such event, the non-breaching party will provide written notice to the breaching party and an opportunity to cure or remedy such breach. The parties shall work together in good faith to resolve any issues but

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

the additional twelve (12) month extension shall not be added until such time that the breach is remedied to the reasonable good faith satisfaction of the parties. At such time as the parties agree that the concerns have been remedied, the additional twelve (12) month extension shall be added to the end of the existing Term.

Notwithstanding the above, so long as Dealer’s failure to meet the Performance Standards is not caused by Boston Whaler failing to have Product available for purchase by Dealer, Boston Whaler shall have the right to terminate this Agreement as to the applicable Dealer Location (i) if Dealer is failing to meet the Performance Standards in a Dealer Location and begins selling, displaying, or advertising products that are competitive with the Products (other than products of another Brunswick Corporation brand or new products which MarineMax sells, displays or advertises for sale as of the date of this Agreement) at that Dealer Location and does not cure its failure to meet the Performance Standards within ninety (90) days after written notice of the same from Boston Whaler and good faith efforts by the parties to agree on an appropriate cure during such time period, (ii) if Dealer is meeting the Performance Standards in a Dealer Location, but then starts failing to meet the Performance Standards after beginning selling, displaying, or advertising products that are competitive with the Products (other than products of another Brunswick Corporation brand or new products which MarineMax sells, displays or advertises for sale as of the date of this Agreement) at that Dealer Location and does not cure its failure to meet the Performance Standards within six (6) months after written notice of the same from Boston Whaler, or (iii) as to the Lindenhurst, NY, Huntington, NY and Copiague, NY Locations, Dealer is failing to meet the Performance Standards in the Location and does not cure its failure to meet the Performance Standards within six (6) months after written notice of the same from Boston Whaler.

E. Notwithstanding subparagraph D above or anything in this Agreement to the contrary, this Agreement may be terminated by a party upon sixty (60) days prior written notice to the other party if any of the following occur with regard to the other party: (1) the other party ceases to exist; (2) the other party becomes insolvent or takes or fails to take any action which constitutes an admission of inability to pay debts as they mature; (3) the other party makes a general assignment for the benefit of creditors to an agent authorized to liquidate any substantial amount of assets; (4) the other party becomes a subject of an “order for relief” within the meaning of the United States Bankruptcy Code; (5) the other party becomes the subject of a receivership, reorganization, liquidation or any similar proceeding; or (6) the other party makes a fraudulent misrepresentation that is material to this Agreement. This Agreement may be terminated upon sixty (60) days prior written notice by Boston Whaler upon the occurrence of: (1a) a prohibited assignment, transfer, delegation or subcontracting without consent as described in Section 18A; (2b) the commission by Dealer of an act of fraud upon Boston Whaler; (3c) the commission by Dealer (or any of its officers) of a felony or other act of fraud which is materially detrimental to Boston Whaler’s reputation or business or which materially impairs the Dealer’s ability to perform the duties under this Agreement; or (4d) Dealer fails to pay any lender financing Products after the sale of Products by Dealer (out of trust).

F. For the purpose of the first paragraph of Section 16D, if a breach or default by Dealer pertains only to one Dealer Location, Boston Whaler shall have the right to deny the additional extension period for that particular Dealer Location only until remedied as described in Section D. For the purpose of Section 16B or E, if Dealer breaches or defaults as described in such provisions, Boston

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Whaler may, in its own discretion, elect either to terminate the entire Agreement (as to all Dealer Locations) or terminate only as to particular Dealer Location subject to the Agreement. Notwithstanding the foregoing, in the event of any possible termination pursuant to Section 16B or E, a party seeking to terminate shall first provide written notice to the other party stating the potential grounds therefore and both parties shall work together in good faith for a period of no less than sixty (60) days to resolve any concerns between the parties.

G. [****]

H. In the event of termination of this Agreement prior to its expiration date, provided the termination is not for fraud, bad faith, or insolvency of Dealer, Boston Whaler will nevertheless continue to sell to Dealer warranty parts and accessories for Products on a cash on delivery basis for a period not to exceed twelve (12) months in order that Dealer may continue to provide warranty service on Products which have outstanding warranties subject to Dealer’s compliance with the terms and conditions of Boston Whaler’s warranty and parts program applicable to all domestic Boston Whaler dealers. The performance of any warranty work after termination or expiration of this Agreement shall not be construed as a continuation of this Agreement, the commencement of a new agreement, or a waiver of the termination.

I. Any period of time described in the Agreement shall be modified to include such different period of time that may be required by applicable law.

J. In the event of expiration or the termination of this Agreement by either party, Boston Whaler is relieved from any obligation to make any further Product shipments under this Agreement, and may cancel all of Dealer’s unshipped orders for Products, irrespective of previous acceptance by Boston Whaler, except those which are proved to Boston Whaler’s reasonable satisfaction to have been the subject of a binding customer order to Dealer prior to the receipt of any notice of termination or expiration. The acceptance of orders from Dealer for the continuous sale of Products to Dealer or any other act after expiration or termination of this Agreement shall not be construed as a continuation of this Agreement, the commencement of a new agreement, or a waiver of the termination. Upon the expiration or termination of this Agreement, all obligations owed by Dealer to Boston Whaler shall become immediately due and payable on the effective date of the expiration or termination, whether otherwise then due or not (without presentment, demand, protest or notice of any kind, all of which are waived by Dealer); and Boston Whaler may offset or deduct from any and all sums owed to Dealer any and all sums owed by Dealer to Boston Whaler, or any parent, affiliate or subsidiary of Boston Whaler, returning to Dealer the excess, if any.

17. Governing Law: This Agreement shall be governed, interpreted and construed according to the laws of the State of Tennessee, U.S.A., without regard to applicable conflicts of law.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

18. Assignability:

A. This appointment and Agreement is made and entered into with the distinct understanding that it is personal with Dealer, and is not, whether by operation of law, change in control or otherwise, assignable or in any part delegable or transferable unless the express written consent of Boston Whaler is obtained; provided, however, that Dealer may assign the appointment and this Agreement to a subsidiary or affiliate without consent. An assignment by Dealer to any subsidiary or affiliate shall not relieve Dealer from any obligation or responsibility provided for under the terms of this Agreement. Unless first approved by Boston Whaler in writing, any purported assignment, transfer, delegation or subcontracting of Dealer’s rights and obligations under this Agreement by it (other than to a subsidiary or affiliate) may immediately render this Agreement terminated in Boston Whaler’s sole discretion.

B. Boston Whaler may not assign this Agreement without the prior written consent of Dealer, except that no such consent is necessary with respect to assignment of this Agreement to any Boston Whaler owned subsidiary or affiliate. An assignment by Boston Whaler to any owned subsidiary or affiliate shall not relieve Boston Whaler from any obligation or responsibility provided for under the terms of this Agreement. Upon any sale of the business or the assets of Boston Whaler to a nonaffiliated third party, and where Dealer does not agree to the assignment, this Agreement shall be terminated and Boston Whaler shall be released from any further obligations and liabilities to supply Products to Dealer under this Agreement provided however that the provisions of Sections 11 and 16 and all other provisions that are intended to survive termination either expressly or impliedly shall do so in accordance with their terms.

19. Notices, Communications:

A. Any written notice given pursuant to this Agreement shall be either hand delivered (by courier or otherwise), or mailed, postage prepaid, by Registered or Certified Mail, return receipt requested, to the party identified below at the respective address listed below. Notice may also be given by fax, e-mail or other electronic method; however, if notice is provided pursuant to Section 16, a copy must also be mailed in the manner described herein. Such notice shall be deemed to be given upon first receipt. A change of address may be given by such notice.

To Boston Whaler:	To Dealer:

William H. McGill, Jr.
President
Boston Whaler	MarineMax, Inc.
Attention: President
100 Whaler Way	2600 McCormick Drive
Edgewater, FL 32141	Suite 200
Clearwater, Florida 33759

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

With a copy to:	With a copy to:

Brunswick Corporation Law Department	MarineMax, Inc.
Attention: General Counsel	Attention: General Counsel
1 N. Field Court	Suite 200
Lake Forest, Ill	2600 McCormick Drive
Tel: (847)735-4700	Clearwater, FL 33759
Fax: (847) 735-4433	Tel: (727) 531 1700
Fax: (727) 450-1162

B. Dealer hereby grants permission and consent to Boston Whaler and to those entities who are authorized by Boston Whaler to send or transmit communications (including but not limited to facsimiles, wireless communications, and e-mails) to Dealer and Dealer’s officers, directors, employees, subsidiaries and affiliates, and their permitted successors and assigns. Such communications are not limited in content and may include advertisements, and Dealer understands that by providing such consent it may incur costs that are related to the receipt of such communications. Dealer further agrees that such communications may be sent to any telephone number or electronic media address supplied by Dealer for each Dealer Location.

20. Entire Agreement - Non-Waiver: This Agreement, including any attached addenda, contains the entire agreement between the parties with respect to the matters set forth herein and may not be amended or modified except by a written instrument signed by Boston Whaler and Dealer that expressly states that the writing constitutes an amendment or modification to this Agreement, provided that, subject to the provisions of this Agreement, Boston Whaler may in its sole discretion and from time to time make changes in accordance with its own reasonable business judgment to the policies and programs applicable to all domestic Boston Whaler dealers upon the giving of notice to Dealer as described herein. This Agreement terminates and replaces all prior agreements made between the parties regarding the subject matter of this Agreement and there are no other agreements regarding the matters herein provided that each party shall remain obligated to the other for any monies owed under such prior agreements between the parties; and except for payments to be made to Dealer in the ordinary course of business or claims of third parties, there are no other monies, claims, or actions which may give rise to or result in any compensation or monies being owed to Dealer by Boston Whaler. Failure on the part of Boston Whaler or Dealer to enforce any term of this Agreement shall not constitute a waiver thereof.

21. Severability – Existing Claims: Whenever possible, each paragraph of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any portion of this Agreement is deemed invalid or unenforceable, the remaining sections shall still be enforceable unless removal of that portion so materially alters the risks and benefits to either party that enforcement would be substantially unfair. In such a case, the parties agree to immediately negotiate a substitute clause to restore each party as closely as possible to the risks and benefits originally assumed. Dealer represents to Boston Whaler that it is not aware of any claims, causes of action, or disputes that it has or may assert against Boston Whaler that arise out of or have accrued prior to the effective date of this Agreement. Dealer further represents to Boston Whaler that it has not breached or otherwise violated any term or condition of any previous agreement with Boston Whaler.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

22. Disputes: All disputes, controversies or claims connected with, arising out of, or relating to this Agreement, or any modification, extension or renewal thereof, or to any causes of action that result from such relationship, shall be subject exclusively to the remedy of arbitration described herein, including but not limited to sums due under this Agreement, the interpretation, performance or nonperformance of this Agreement, and claim for damages or rescission, a breach or default of this Agreement, the creation, termination or nonrenewal of this Agreement (such as a dispute regarding the causes, validity or circumstances of the termination, nonextension, or nonrenewal), and trade regulations or antitrust claims, whether such controversies or claims are in law or equity or include claims based upon contract, statute, tort or otherwise. All controversies shall be conducted in accordance with the American Arbitration Association Commercial Arbitration Rules.

The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. § 1-16, as amended, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of the arbitration shall be at Chicago, Illinois. Dealer consents to personal jurisdiction of the federal and state courts located in the State of Illinois for the purpose of enforcing this provision or confirming any arbitration award. No party shall be entitled to receive an award of damages in excess of actual damages and in no event shall the parties receive an award of punitive, special or consequential damages, or prejudgment interest.

Except for claims based on sums owing to Boston Whaler for Products purchased by Dealer, or sums owing to Dealer for the reimbursement of funds it paid for Products that were previously returned to Boston Whaler or claims based on Section 11 hereof, all arbitration claims and proceedings must be instituted within one (1) year after the dispute arises, and the failure to institute arbitration proceedings within such period shall constitute an absolute ban to the institution of any proceedings and a waiver and relinquishment of all such claims.

This paragraph shall survive the expiration or termination of the Agreement.

23. [intentionally omitted]

24. Reservation of Rights: Boston Whaler grants to Dealer only those rights expressly stated in this Agreement. Except to the extent otherwise expressly provided in this Agreement, Boston Whaler retains all rights. This Agreement does not concern any other brands or products, except the Boston Whaler Products identified in the Defined Terms. Boston Whaler and/or its affiliates reserve the right for Boston Whaler’s affiliates to own, acquire, manage, sell, display or service other products and other brands in any area (including the Territory) including those that may compete with Products. Boston Whaler reserves the right to receive incentives, rebates or other payments from third-party suppliers, including without limitation related to purchases by or through Dealer from such third party suppliers.

25. Confidentiality. Each party shall maintain as confidential all proprietary business information, trade secrets and all materials containing confidential business information provided to

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

such party by the other party, including but not limited to customers, vendors, price lists, wholesale prices, programs, rebates, discounts, inventions, concepts, designs, structures, formulas, processes, financial information, employees, strategic plans, acquisition plans or other business affairs of the disclosing party. Dealer acknowledges that Boston Whaler is an affiliate of Brunswick Corporation, and accordingly subsidiaries, affiliates and other divisions of Brunswick Corporation may be given access or have access to confidential business information received in connection with this Agreement, and such disclosure does not constitute a breach of this paragraph. Each party, on behalf of its directors, officers, employees and agents to whom such information and materials are disclosed, agree that it shall keep such information and materials confidential both during and after the Term of this Agreement for a period of three (3) years provided that if any such information or material is a trade secret, then the obligations under this Section shall survive the termination of this Agreement for the longer of five (5) years or the length of time such information remains a trade secret.

These obligations of confidentiality do not apply to any information which (1) was known to the receiving party prior to receipt from the disclosing party; (2) is independently developed by the receiving party, provided that the burden of proof of such independent development shall be on the receiving party; (3) is or becomes publicly known without the fault of the receiving party; (4) is or becomes rightfully available to the receiving party without confidential restriction from a source not bound by a confidentiality obligation to the disclosing party; (5) is required by law, rule or regulation to be disclosed; (6) is required to be disclosed pursuant to court or government action; provided, the disclosing party is given reasonable prior notice of such disclosure; or (6) is disclosed pursuant to written agreement of the parties.

The terms of this paragraph are in addition to, and in no way a limitation of, the terms of any confidentiality or non-disclosure agreement (or any confidentiality provision in any other agreement) between or involving Boston Whaler (or its affiliates) and Dealer.

26. Miscellaneous: In case of any dispute relating to the rights and duties imposed by this Agreement, both parties will openly discuss and make reasonable efforts at amicable resolution. Except as expressly described to the contrary in this Agreement, the rights and remedies of each party are not exclusive. Unless otherwise provided, where either party has a right to make a determination or pursue or not pursue a particular course of action under the terms of this Agreement, such as, for example granting consent or approval, such determinations and decisions shall be made by such party in its sole discretion. As defined herein, a domestic Boston Whaler dealer shall be an authorized Boston Whaler dealer whose territory is located solely within the continental Unites States.

27. Counterparts and Signatures: This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute on and the same Agreement. Any signature delivered by fax or other electronic transmission shall be deemed to be an original signature.

28. Guarantee: As a condition for Boston Whaler’s entering into this Agreement, MarineMax has signed this Agreement as evidence of its irrevocable guarantee of the Dealer’s performance of all of the duties and obligations provided for in this Agreement.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT A

[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT B

[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT X

[****]